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                                                                    EXHIBIT 1(g)

                     SIXTH AMENDMENT DATED DECEMBER 10, 2002

          TO JANUS ADVISER SERIES TRUST INSTRUMENT DATED MARCH 22, 2000

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect (i) the designation of shares of existing Series of the Trust as "Class I Shares," (ii) the designation and establishment of a second class of shares of each Series of the Trust ("Class C Shares"), and (iii) the addition of Janus Adviser Small Cap Value Fund as a series of Janus Adviser Series:

                                   SCHEDULE A



Series of the Trust                                                  Available Classes
-------------------                                                  -----------------

Janus Adviser Aggressive Growth Fund                                   Class I Shares
                                                                       Class C Shares

Janus Adviser Balanced Fund                                            Class I Shares
                                                                       Class C Shares

Janus Adviser Capital Appreciation Fund                                Class I Shares
                                                                       Class C Shares

Janus Adviser Core Equity Fund                                         Class I Shares
                                                                       Class C Shares

Janus Adviser Flexible Income Fund                                     Class I Shares
                                                                       Class C Shares

Janus Adviser Growth Fund                                              Class I Shares
                                                                       Class C Shares

Janus Adviser Growth and Income Fund                                   Class I Shares
                                                                       Class C Shares

Janus Adviser International Fund                                       Class I Shares
                                                                       Class C Shares

Janus Adviser International Value Fund                                 Class I Shares
                                                                       Class C Shares

Janus Adviser Mid Cap Value Fund                                       Class I Shares
                                                                       Class C Shares




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

Janus Adviser Money Market Fund                                        Class I Shares
                                                                       Class C Shares

Janus Adviser Risk-Managed Large Cap Core Fund                         Class I Shares
                                                                       Class C Shares

Janus Adviser Risk-Managed Large Cap Growth Fund                       Class I Shares
                                                                       Class C Shares

Janus Adviser Small Cap Value Fund                                     Class I Shares
                                                                       Class C Shares

Janus Adviser Strategic Value Fund                                     Class I Shares
                                                                       Class C Shares

Janus Adviser Worldwide Fund                                           Class I Shares
                                                                       Class C Shares

                                                                       [SEAL]